                                                                  EXHIBIT 23.1A

             INDEPENDENT AUDITORS' CONSENT AND REPORT ON SCHEDULES

To the Board of Directors of
 American Tower Corporation

  We consent to the use in this Registration Statement of American Tower Corporation (formerly American Tower Systems Corporation) on Form S-1, filed pursuant to Regulation 462(b), of our report dated March 6, 1998 (March 27, 1998 as to the sixth paragraph of Note 1 and the second paragraph of Note 4), appearing in the Prospectus included in Amendment No. 3 to Registration Statement No. 333-52481 of American Tower Corporation on Form S-1, which is incorporated into this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

  Our audits of the consolidated financial statements referred to in our aforementioned report also included the financial statement schedules of American Tower Systems Corporation, listed in Item 16 to Registration Statement No. 333-52481. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                          /s/ Deloitte & Touche LLP

Deloittte & Touche LLP
Boston, Massachusetts
July 1, 1998

                                                                  EXHIBIT 23.1B

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of American Tower Corporation (formerly American Tower Systems Corporation) on Form S-1, filed pursuant to Regulation 462(b), of our report on the financial statements of Diablo Communications, Inc. dated November 4, 1997, appearing in the Prospectus included in Amendment No. 3 to Registration Statement No. 333-52481 of American Tower Corporation on Form S-1, which is incorporated into this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ Deloitte & Touche LLP

Deloitte & Touche LLP
San Francisco, California
July 1, 1998

                                                                  EXHIBIT 23.1C

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of American Tower Corporation (formerly American Tower Systems Corporation) on Form S-1, filed pursuant to Regulation 462(b), of our report on the financial statements of Meridian Communications dated October 31, 1997, appearing in the Prospectus included in Amendment No. 3 to Registration Statement No. 333-52481 of American Tower Corporation on Form S-1, which is incorporated into this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Long Beach, California
July 1, 1998

                                                                  EXHIBIT 23.1D

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of American Tower Corporation (formerly American Tower Systems Corporation) on Form S-1, filed pursuant to Regulation 462(b), of our report on the financial statements of Gearon & Co., Inc. dated February 27, 1998, appearing in the Prospectus included in Amendment No. 3 to Registration Statement No. 333-52481 of American Tower Corporation on Form S-1, which is incorporated into this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Atlanta, Georgia
July 1, 1998

                                                                  EXHIBIT 23.1E

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of American Tower Corporation (formerly American Tower Systems Corporation) on Form S-1, filed pursuant to Regulation 462(b), of our report on the financial statements of OPM-USA-INC. dated March 2, 1998, appearing in the Prospectus included in Amendment No. 3 to Registration Statement No. 333-52481 of American Tower Corporation on Form S-1, which is incorporated into this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Boston, Massachusetts
July 1, 1998